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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                             --------------------

                                   FORM 8-K

                             --------------------
                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) March 1, 1995

                           GENERAL HOST CORPORATION
              (Exact Name of Registrant as Specified in Charter)

New York State                 1-1066                 13-0762080
(State of Other Jurisdiction   (Commission             (IRS Employer
      of Incorporation)        File number)           Identification No.)


Metro Center, One Station Place,                      06904-2045
P.O. Box 10045, Stamford, Connecticut                  Zip Code
(Address of Principal Executive Offices)



Registrant's telephone number, including area code (203) 357-9900

         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

             On March 1, 1995, the Board of Directors of the Registrant authorized the Registrant to enter into Amendment No. 1 (the "Amendment") to the Rights Agreement dated as of March 7, 1990 (the "Rights Agreement") between the Registrant and Manufacturers Hanover Trust Company ("MHTC"), as Rights Agent. The Amendment extends the final expiration date of the Common Stock purchase rights provided for in the Rights Agreement for five years, from March 7, 1995 to March 7, 2000, unless earlier redeemed. The Amendment also (i) provides that all references in the Rights Agreement to Manufacturers Hanover Trust Company shall be replaced with references to Chemical Bank, which has succeeded MHTC as Rights Agent and (ii) modifies the respective addresses to which notices should be sent to the Registrant and the Rights Agent.

        Pursuant to the shareholders rights plan established by the Rights Agreement, each Common Stock purchase right entitles shareholders to buy one share of the Registrant's Common Stock at an exercise price of $60 per share. The rights are only exercisable if someone without prior Board approval acquires, or commences a tender offer for, 20% or more of the Registrant's Common Stock, or engages in a merger or other business combination. A key feature of the rights plan is that if any person without prior Board approval acquires 20% or more of the Registrant's Common Stock, or engages in a merger or other business combination, then the rights will entitle a holder (other than unapproved beneficial owners of 20% or more of the common stock) to buy stock of the Registrant at 50% of the then market value.

        The Common Stock purchase rights were registered under Section 12(b) of the Securities Exchange Act of 1934 pursuant to a Registration Statement on Form 8-A filed with the Securities and Exchange Commission on March 28, 1990, which Registration Statement is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            (c)   Exhibits
                              (4)(a) - Rights Agreement dated as of March 7, 1990 between General Host Corporation and Manufacturers Hanover Trust Company (incorporated by reference to Exhibit 1 to the Registrant's Registration Statement on Form 8-A (Registration No. 1-1066) filed on March 28,
                              1990)

                              (4)(b) - Amendment No. 1 dated as of March 1, 1995 between General Host Corporation and Chemical Bank




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                                  SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     GENERAL HOST CORPORATION




                                      By: James R. Simpson
                                         ------------------------------
                                         Name:   James R. Simpson
                                         Title:  Vice President and Controller

Dated: March 8, 1995